                                                                    Exhibit 99.3




                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                                 FORM NO.       DOCUMENT     EXPLANATION
                                                                                                  ATTACHED      ATTACHED
---------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                      MOR - 1A            x
---------------------------------------------------------------------------------------------------------------------------------
     Bank Reconciliations (or copies of Debtor's bank reconciliations)           MOR - 1B            x
---------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                          MOR - 2
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                    MOR - 3
---------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                     MOR - 4             x
---------------------------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                  x
---------------------------------------------------------------------------------------------------------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                         x
---------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                             MOR - 4             x
---------------------------------------------------------------------------------------------------------------------------------
    Listing of aged accounts payable                                                                 x
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                        MOR - 5             x
---------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                             MOR - 5             x
---------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                                         CEO
-------------------------------                          ----------------------
Signature of Responsible Party                           Title

Mark E. Toney                                            12/4/2003
-------------------------------                          ----------------------
Printed Name of Responsible Party                        Date

PREPARER:

/s/ John P. Boyle                                        Chief Accounting Officer
-------------------------------                          ----------------------
Signature of Preparer                                    Title

John P. Boyle                                            12.04.03
-------------------------------                          ----------------------
Printed Name of Preparer                                 Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                               ----------------------------      --------------------------------------
                                                      CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                               ----------------------------      --------------------------------------
                                                         Actuals                                Actuals
                                               ----------------------------      --------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH (b)                                            420                                         420
-----------------------------------------------------------------------------------------------------------------------

RECEIPTS:

Customer Payments                                                        -                                           -
Trust Receipts                                                           -                                           -
Trust Advances                                                           -                                           -
Receipt of Servicer Fee                                                  -                                           -
Payments by Affiliates on Debtor's Behalf                                -                                           -
DIP Facility Advances                                                    -                                           -
                                               ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                           -                                           -
-----------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS

Payroll                                                                  -                                           -
Benefits                                                                 -                                           -
Building Costs                                                           -                                           -
Equipment Costs                                                          -                                           -
Auto, Travel & Entertainment                                             -                                           -
Outside Services                                                         -                                           -
Sales & Use Taxes                                                        -                                           -
DIP Facility Repayments                                                  -                                           -
Other Expense                                                            -                                           -

Professional Fees                                                        -                                           -
U.S. Trustee Quarterly Fees                                              -                                           -

                                               ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                      -                                           -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                                            -                                           -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH (A)                                                  420                                         420
-----------------------------------------------------------------------------------------------------------------------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

---------------------------------------------------------------------------------------------

TOTAL DISBURSEMENTS                                                                         -
   Transfers to Debtor in Possession Accounts                                               -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                 -

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                             -

---------------------------------------------------------------------------------------------

(a)      Amount subsequently swept to DIP bank account in October 2003.
                                                                        MOR - 1A
(b) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03



BANK RECONCILIATIONS
(in thousands)

                                               -----------------------------------------      --------------------------
                                                   ACCOUNTS                                         CURRENT MONTH
                                               -----------------------------------------      --------------------------
                                                   Operating                   Other                  Actuals
                                               -----------------------------------------      --------------------------

------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH (b)                                       420           -                 420
------------------------------------------------------------------------------------------------------
RECEIPTS:

Customer Payments                                                   -           -                   -
Trust Receipts                                                      -           -                   -
Trust Advances                                                      -           -                   -
Receipt of Servicer Fee                                             -           -                   -
Payments by Affiliates on Debtor's Behalf                           -                               -
DIP Facility Advances                                               -           -                   -

                                               -------------------------------------------------------

------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                      -           -                   -
------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll                                                             -           -                   -
Benefits                                                            -           -                   -
Building Costs                                                      -           -                   -
Equipment Costs                                                     -           -                   -
Auto, Travel & Entertainment                                        -           -                   -
Outside Services                                                    -           -                   -
Sales & Use Taxes                                                   -           -                   -
DIP Facility Repayments                                             -           -                   -
Other Expense                                                       -           -                   -

Professional Fees                                                   -           -                   -
U.S. Trustee Quarterly Fees                                         -           -                   -

                                               -------------------------------------------------------

------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                 -           -                   -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
NET CASH FLOW                                                       -           -                   -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
CASH END OF MONTH (A)                                             420           -                 420
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
BANK BALANCE                                                      420           -                 420
   Deposits in Transit                                              -           -                   -
   Outstanding Checks                                               -           -                   -
   Other                                                            -           -                   -
ADJUSTED BANK BALANCE (A)                                         420           -                 420
------------------------------------------------------------------------------------------------------


(a) Amount subsequently swept to DIP bank account in October 2003.      MOR - 1B
(b) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03


                        STATUS OF POSTPETITION TAXES (a)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

------------------------------------------------------------------------------------------------------------------------
                                                          Beginning           Amount             Amount         Ending
                                                             Tax            Withheld or           Paid            Tax
                                                          Liability           Accrued                          Liability
------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------
Withholding                                                    -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                                  -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
FICA-Employer  (b)                                             -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Unemployment                                                   -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Income                                                         -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Other                                                          -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes                                        -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------
Withholding                                                    -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Sales (b)                                                      -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Excise                                                         -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Unemployment                                                   -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Real Property                                                  -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Personal Property                                              -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Florida Doc Stamp                                              -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Franchise                                                      -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
Other: Local Income Tax Withholding                            -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
    Total State and Local                                      -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                    -                 -                  -              -
------------------------------------------------------------------------------------------------------------------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

-------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE AGING                                                           AMOUNT
-------------------------------------------------------------------------------------------------
Current                                                                               -
-------------------------------------------------------------------------------------------------
0 - 30 days                                                                           -
-------------------------------------------------------------------------------------------------
31 - 60 days                                                                          -
-------------------------------------------------------------------------------------------------
61 - 90 days                                                                          -
-------------------------------------------------------------------------------------------------
91+ days                                                                              -
-------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                                                                -
-------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


(a) See Attachment A for additional tax information.                       MOR-4
(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:  08/25/03 - 09/30/03


                            ACCOUNTS RECEIVABLE AGING
(in thousands)

----------------------------------------------------------------------------------------------------       -----------------------
ACCOUNTS RECEIVABLE AGING (A)                                                                                   AMOUNT
----------------------------------------------------------------------------------------------------       -----------------------
0 days old                                                                                                            -
----------------------------------------------------------------------------------------------------       -----------------------
1 - 30 days old                                                                                                       -
----------------------------------------------------------------------------------------------------       -----------------------
31 - 60 days old                                                                                                      -
----------------------------------------------------------------------------------------------------       -----------------------
61 - 90 days old                                                                                                      -
----------------------------------------------------------------------------------------------------       -----------------------
91- 120 days old                                                                                                      -
----------------------------------------------------------------------------------------------------       -----------------------
+ Over 121 days                                                                                                       -
----------------------------------------------------------------------------------------------------       -----------------------
Total Accounts Receivable                                                                                             -
----------------------------------------------------------------------------------------------------       -----------------------
Amount considered uncollectible (Bad Debt)                                                                            -
----------------------------------------------------------------------------------------------------       -----------------------
Accounts Receivable (Net)                                                                                             -
----------------------------------------------------------------------------------------------------       -----------------------

                              DEBTOR QUESTIONNAIRE

----------------------------------------------------------------------------------------------------       -----------------------
MUST BE COMPLETED EACH MONTH                                                                                      YES        NO
----------------------------------------------------------------------------------------------------       -----------------------
1.    Have any assets been sold or transferred outside the normal course of business this                                    X
      reporting period?
      If yes, provide an explanation below.
----------------------------------------------------------------------------------------------------       -----------------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this                          X
      reporting period?
      If yes, provide an explanation below.
----------------------------------------------------------------------------------------------------       -----------------------
3.    Have all postpetition tax returns been timely filed?                                                         X
      If no, provide an explanation below.
----------------------------------------------------------------------------------------------------       -----------------------
4.    Are workers compensation, general liability and other necessary insurance coverages in effect?               X
      If no, provide an explanation below.
----------------------------------------------------------------------------------------------------       -----------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period:   08/25/03 - 09/30/03



                                    DVI, INC.
                                 TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

    10/17/2003                                    /s/ Larry Arnold
-------------------                               ------------------------------
     Date                                         Signature of Responsible Party
                                                  Larry Arnold

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period:   08/25/03 - 09/30/03


                                  ATTACHMENT A

Taxes:

The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.